Exhibit 99.1
Transformation through Innovation 23rd Annual PWC Global Forest & Paper Industry Conference May 2010

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward- looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer's filings with the United States Securities and Exchange Commission. Forward Looking Statements

Mercer conducts operations through three subsidiaries; two in Germany and one in Canada Mercer operates two of the worlds most modern and the only two NBSK pulp mills in Germany - Europe's largest market for NBSK pulp - and one of North America's largest and most modern pulp mills Corporate Overview Rosenthal (Germany) Celgar (British Columbia) Stendal (1) (Germany) 74.9% Restricted Group 100% 100% (1) Mercer reports the Stendal mill separately from Rosenthal, Celgar and Mercer International Inc., (together the "Restricted Group") as the debt at Stendal is non-recourse to Mercer's other operations (2) Pro forma installation of second turbine in Q4 2010 500,000 ADMT 100 MW Capacity (2) 330,000 ADMT 57 MW Capacity 645,000 ADMT 102 MW Capacity

World Class Assets Mercer operates world-class mills which are some of the largest and most modern in the world Relative age and production capacity provide a competitive advantage Note: Bubble sizes represent market and integrated pulp productions Source: Jaakko Poyry Low production costs Low maintenance capital requirements High runability / efficiency State-of-the-art environmental compliance All facilities are net energy producers X axis Company Comment Botnia Size 1 Sodra Size 2 Mercer Size 3 Ilim Pulp Size 4 Weyerhaeuser Size 5 Canfor Size 6 UPM Size 7 West Fraser Size 8 Billerud Size 9 Tembec Size 10 Stora Enso Size 11 Domtar Size 12 Howe Sound Size 13 SCA Size 14 M-real Size 15 Heinzel Size 16 SFK Pulp Size 17 Clearwater Size 18 AbitibiBowater Size 19 International Paper Size 20 Dots for lines W.Avg Cap 30 Horisontal line 370 0 0 Horisontal line 370 0 20.1 Vertical Line 800 0 20.1 Vertical Line 0 0 Units 13.1 Botnia 531.1 1865 17.7 Sodra 407.1 1455 11 Mercer 504 1420 25.3 Ilim Pulp 549.9 995 19.6 Weyerhaeuser 333.9 980 26.6 Canfor 493.6 900 14.4 UPM 435.1 870 23.4 West Fraser 345.1 690 20.5 Billerud 241.6 645 23.7 Tembec 244.2 590 24 Stora Enso 295.1 525 21.4 Domtar 268 490 20.3 Howe Sound 435 435 12.7 SCA 420 420 27.5 M-real 380 380 13.5 Heinzel 375 375 28.3 SFK Pulp 375 375 25.9 Potlatch 365 365 25.9 AbitibiBowater 172.5 345 23.7 International Paper 124.6 335 Technical Age (Years) Weighted Average Technical Age 20.1 years Weighted Average Mill Capacity (000 mt/a) Weighted Average Capacity 370,000 t/a Q409 STRONG Sodra Weyerhaeuser Tembec SCA W. Fraser Ilim Domtar Mercer Canfor Pulp Botnia UPM Howe Sound Heinzel Billerud IP Stora Enso Clearwater AbitibiBowater SFK M-real WEAK

Growing Green Revenue Streams Harnessing value and increasing production of highly reliable biomass based electricity is a significant part of our strategy CAGR: 27% Mercer has been amongst the first paper and forest products companies to embrace the "carbon economy". In 2005 Mercer earned €17 million from the sale of EU carbon credits. Green Revenue Streams are highly accretive for Mercer both financially and socially as they can be achieved with little incremental input costs and result in significant environmental benefits

Mercer Bio-Energy Profile Mercer continues to have significant incremental opportunities for increased green energy output beyond the Celgar Green Energy Project In modern kraft mills, significant amounts of surplus energy is produced Pulp production and energy production are positively correlated; more pulp being made means more power is generated, By Q3-2010, Mercer will have an installed generating capacity of 259 MW 1.30 million tonnes Pulp Production 1.43 million tonnes Pulp Production 1.40 million tonnes Pulp Production 2008 2007 2006 With Celgar Green Energy Project Future 2009 1.40 million tonnes Pulp Production

Primary Product (Then & Now) Transformation through Innovation Pulp Machine Then (Rosenthal, circa 1909) Then (Rosenthal, circa 1909) Now (Stendal, circa 2005) Control Systems Then (Rosenthal, circa 1909) Then (Rosenthal, circa 1980) Now (Rosenthal, circa 2010) Forest and Pulp companies have continuously innovated in the production of their primary product - driving efficiency to achieve greater profitability

Secondary By-Product (Then & Now) Transformation through Innovation Bio-fuel Usage - Steam Engine Then (Rosenthal, circa 1909) Then (Rosenthal, circa 1945) Now (Rosenthal, circa 2005) Our Industry has innovated in the utilization of By-Products to increase profits Pulp operations first burned secondary bio-products Black Liquor and Hog (bark) fuel supplemented with large quantities of fossil fuels to generate heat and electricity for the pulp making process Innovation has occurred with efficiencies in energy intensity for production as well as efficiency gains in combustion technologies allowing a lot more useful energy to be generated

Global demand for green carbon neutral products is rapidly developing and is being driven by governments and their policies As their demand and value steadily increase, what were once our secondary by- products have now become "Co-Products" whose revenue streams have the potential to smooth out the cyclical nature of our business Paradigm Shift The Forestry and Pulp sector's challenges: Increase the speed at which it innovates with regards to new and existing co- products Engage and build understanding with governments so that policies are inclusive and provide a level playing field Policies must recognize not only incremental green products, but also existing production

Mill earnings Paradigm Shift to a new Business Model Lower Return on Capital Employed (ROCE) Improved Long-term Return on Capital Employed (ROCE) Old business model New business model Mill earnings Wood Cost Wood Cost Operating Cost Operating Cost Pulp Revenue Pulp Revenue Carbon Taxes and Carbon Costs Energy Premium on wood Green Co-Product revenue Other Revenue * For discussion purposes only and is meant to visually describe industry status and future potential The paradigm shift driven by climate change has already impacted operating costs, however it has created a large opportunity for increased co-product revenues

Mercer's Approach Mercer has several initiatives and systems (drivers) in place that are designed to create an environment that drives transformative change Continuous Improvement Culture World Class Assets Internal Best in Class Performance Benchmarking Full Value Recognition for Green Products Transformative Change EBITDA 30+ Top Line Result Focus

Transformative Drivers in Action: The drivers in Mercer's approach all function independently across the organization while helping to propel transformative changes Top line focus Recent changes to financial reporting now include Energy Revenues as a separate line item of the Income Statement Full Value Recognition of Green Production Active engagement resulted in German government recognizing Mercer's German Power for Green Feed in Tarriffs in 2009 Incremental value of € 17 million in 2009 EBITDA 30+ Internally we set grand internal targets which pushes everyone in the organization to come up with out of the box ideas on how to get to the target. We have seen a large number of innovations come forward A project which results in a convergence of many of these drivers to achieve a significant transformative change is the Celgar Green Energy Project

Convergence of Mercer's Approach Transformative Project at Celgar Prior to Mercer's acquisition of Celgar: It had a generating capacity of 52 MW, with its pulp mill having an average load of 36 MW It was not electrically self-sufficient, though on certain hours it had a small surplus of electricity It burned over 750,000 GJ of natural gas for supplemental heat. After acquisition, Mercer undertook a C$28 million capital project: Increased pulp production Increased Black Liquor production, allowing Celgar to become a net exporter of electricity in 2007 Improved thermal efficiency Not only minimized natural gas usage but created a large surplus of steam energy.

Convergence of Mercer's Approach Transformation at Celgar - Green Energy Project The first $28 million optimized Celgar's existing "Co-product" assets and set the stage for the C$55 million Celgar Green Energy Project: Installation of a 48 MW condensing turbine bringing Celgar's installed generating capacity to 100 MW A series of small projects to further reduce pulp mill steam use by 12% An upgrade to a small power boiler increasing its steam production Utilizing surplus black liquor energy that was created as a result of previous optimization The Celgar Green Energy Project has the following benefits: Increased green electricity generation with minimal incremental biomass fuel requirements Reduced GHG emissions 75% reduction in sulphur dioxide emissions

Celgar Bioenergy Profile 2007 With Celgar Green Energy Project The Green Energy Project will deliver C$20 to $24 million annually in incremental EBITDA once fully operational in Q3-2010 Future 238,000 MWh/year of renewable power will be supplied to BC Hydro The installed generation capacity has significant upside potential for further optimization projects at Celgar 2009 467,000 tonnes Pulp Production 2004 476,000 tonnes Pulp Production 434,000 tonnes Pulp Production Full Potential Celgar's full generating potential

The Paradigm shift is already here creating risks and opportunities The Industry needs to reinvest to address the shift Those that do not reinvest will be marginalized Those that are bold moving forward will have a new profitable business model Government engagement and support for this transformation is critical in all jurisdictions Key Take Aways: